UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2023

Perception Capital Corp. II
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40976 (Commission File Number)	98-1578608 (I.R.S. Employer Identification No.)
315 Lake Street East, Suite 301 Wayzata, MN (Address of principal executive offices)		55391 (Zip Code)
(952) 456-5300 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PCCTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PCCT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PCCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

Perception Capital Corp. II (“PCCT”) is a blank check company incorporated as a Cayman Islands exempted company limited by shares and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On January 16, 2023, PCCT entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Perception Spectaire Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of PCCT (“Merger Sub”), and Spectaire Inc., a Delaware corporation (“Spectaire”).

The Domestication

Prior to the effective time of the Business Combination (as defined below) (the “Effective Time”), subject to the approval of PCCT’s shareholders, and in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), the Companies Act (As Revised) of the Cayman Islands (the “CICA”), and PCCT’s Amended and Restated Memorandum and Articles of Association, as may be amended from time to time (the “Charter”), PCCT will effect a deregistration under the CICA and a domestication under the DGCL, pursuant to which PCCT’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication” and PCCT, immediately after the Domestication, “Domesticated PCCT”).

In connection with the Domestication, (i) each then issued and outstanding Class A ordinary share, par value $0.0001 per share, of PCCT (the “PCCT Class A Ordinary Shares”) and each then issued and outstanding Class B ordinary share, par value $0.0001 per share, of PCCT (the “PCCT Class B Ordinary Shares” and together with the PCCT Class A Ordinary Shares, the “PCCT Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of Domesticated PCCT (“PCCT Common Stock”), (ii) each then issued and outstanding warrant of PCCT will convert automatically into a warrant to acquire one share of PCCT Common Stock (“Domesticated PCCT Warrant”), pursuant to the Warrant Agreement, dated as of October 27, 2021, between PCCT and Continental Stock Transfer & Trust Company, as warrant agent, and (iii) each then issued and outstanding unit of PCCT will be cancelled and will entitle the holder thereof to one share of PCCT Common Stock and one-half of one Domesticated PCCT Warrant. Upon effectiveness of the Domestication, Domesticated PCCT will change its name to “Spectaire Holdings Inc.”

The Business Combination

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, and following the Domestication, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i)prior to the Effective Time, the aggregate amount of each outstanding convertible promissory note of Spectaire, including all outstanding principal and interest accrued but unpaid thereon, will convert into shares of common stock, par value $0.0001 per share, of Spectaire (“Spectaire Common Stock”), and each share of the Series Seed Preferred Stock, par value $0.0001 per share, of Spectaire will convert into one share of Spectaire Common Stock (such conversions, the “Spectaire Security Conversion”);

(ii)at the Effective Time (after giving effect to the Spectaire Security Conversion):

(a)each share of Spectaire Common Stock (other than shares of Spectaire Common Stock subject to Spectaire Options and Spectaire RSUs (each as defined below), Spectaire Restricted Shares (as defined below), treasury stock and dissenting shares) will convert into the right to receive its pro rata portion (on a fully diluted basis) of the Net Merger Consideration and the Earnout Shares (as defined below);

(b)each outstanding option to purchase Spectaire Common Stock (“Spectaire Option”) will be converted into (x) an option to purchase, upon substantially the same terms and conditions, a whole number of shares of PCCT Common Stock (rounded down to the nearest whole share) equal to (1) the number of shares of Spectaire Common Stock subject to such Spectaire Option as of immediately prior to the Effective

Time multiplied by (2) the Exchange Ratio (as defined in the Merger Agreement) and (y) the right to receive its pro rata portion of the Earnout Shares;

(c)each outstanding restricted stock unit relating to Spectaire Common Stock (“Spectaire RSU”) will be converted into (x) a restricted stock unit, upon substantially the same terms and conditions, relating to a whole number of shares of PCCT Common Stock (rounded down to the nearest whole share) equal to (1) the number of shares of Spectaire Common Stock subject to such Spectaire RSU as of immediately prior to the Effective Time multiplied by (2) the Exchange Ratio and (y) the right to receive its pro rata portion of the Earnout Shares; and

(d)each outstanding award of restricted shares of Spectaire Common Stock subject to vesting conditions and/or a risk of forfeiture (“Spectaire Restricted Shares”) will be converted into (x) an award, upon substantially the same terms and conditions, of a whole number of restricted shares of PCCT Common Stock equal to (1) the number of shares of Spectaire Common Stock subject to such Spectaire Restricted Share as of immediately prior to the Effective Time multiplied by (2) the Exchange Ratio and (y) the right to receive its pro rata portion of the Earnout Shares.

“Aggregate Cash Consideration” means the lesser of (a) $6,250,000 and (b) the amount by which the Available Cash immediately after the Business Combination exceeds $5,000,000 (understanding that the Aggregate Cash Consideration will be zero if available cash less than $5,000,000).

“Aggregate Stock Consideration” means a number of shares of PCCT Common Stock equal to the difference of (i) the quotient obtained by dividing (a) the difference of (x) $125,000,000 minus (y) the Aggregate Cash Consideration by (b) $10.00 minus (ii) the Company Award Shares (as defined in the Merger Agreement).

“Available Cash” means an amount in cash equal to the difference of (i) the sum of (without duplication) (a) the aggregate cash proceeds actually received by PCCT and the Spectaire following the date of the Merger Agreement and substantially concurrently with or prior to the Closing from any financing transaction or similar capital raise plus (b) all amounts available in the PCCT trust account (the “Trust Account”) as of immediately prior to the Closing (after deducting any PCCT shareholder redemption amounts) minus (ii) the amount required to pay transaction expenses of PCCT and Spectaire (including any deferred underwriting commissions and fees payable pursuant to the Forward Purchase Agreement (as defined below)).

“Earnout Shares” means up to 7,500,000 additional shares of PCCT Common Stock which may be issued in three equal tranches upon the volume-weighted price per share of PCCT Common Stock equaling or exceeding $15.00, $20.00 or $25.00 for at least 20 trading days in any consecutive 30-day trading period within the five-year period following the closing of the Business Combination (the “Closing”).

“Net Merger Consideration” means the Aggregate Cash Consideration and the Aggregate Stock Consideration.

(iii)upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the DGCL, following the Domestication, Merger Sub will merge with and into Spectaire with Spectaire as the surviving corporation (Spectaire is sometimes referred to herein for the periods at and after the Effective Time as the “Surviving Corporation”) and a wholly owned subsidiary of Domesticated PCCT (the “Merger”), and by virtue of the Merger, each share of capital stock of Merger Sub will automatically convert into a share of common stock, par value $0.0001 per share, of the Surviving Corporation.

All of the members of the Board of Directors of PCCT (the “PCCT Board”) have (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend the adoption and approval of the Merger Agreement and related matters by the shareholders of PCCT.

Conditions to Closing

The Closing is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of PCCT and Spectaire, (ii) the absence of any legal restraints on the Closing, (iii) PCCT having at least $5,000,001 of net tangible assets upon Closing,  and (iv) receipt of conditional approval for listing on the Nasdaq Stock Market LLC (“Nasdaq”) the shares of PCCT Common Stock to be issued in connection with the Merger.

PCCT’s obligation to consummate the Business Combination is also subject to, among other things, (i) the accuracy of the representations and warranties of Spectaire as of the date of the Merger Agreement and as of the Closing, (ii) each of the covenants of Spectaire having been performed in all material respects, and (iii) the absence of any continuing Company Material Adverse Effect (as defined in the Merger Agreement) after the date of the Merger Agreement.

Spectaire’s obligation to consummate the Merger is also subject to, among other things, (i) the accuracy of the representations and warranties of PCCT as of the date of the Merger Agreement and as of the Closing, (ii) PCCT having performed each of the covenants in all material respects, and (iii) the Domestication having been completed.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) PCCT to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) PCCT to approve and adopt the Equity Incentive Plan (as defined in the Merger Agreement), in a form to be mutually agreed upon between PCCT and Spectaire, (iv) PCCT to take certain actions to obtain the requisite approval of PCCT shareholders of certain proposals regarding the Business Combination (including the Domestication), (iv) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies, and (v) if the proxy statement relating to a meeting of PCCT’s stockholders has not been mailed by March 1, 2023, PCCT preparing and filing a proxy statement to seek the approval of its shareholders to amend PCCT’s governing documents and the Trust Agreement (as defined in the Merger Agreement) to extend the time period for PCCT to consummate its initial business combination to a date at least three months thereafter as may be agreed in writing by PCCT and Spectaire (such proposals, the “Extension Proposals,” and such time by which PCCT must consummate its initial business combination as approved by its shareholders, the “Business Combination Deadline”).

Representations and Warranties

The Merger Agreement contains customary representations and warranties by PCCT, Merger Sub and Spectaire. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of PCCT and Spectaire, (ii) by Spectaire, if certain approvals of the shareholders of PCCT, to the extent required under the Merger Agreement, are not obtained as set forth therein or if there is a Modification in Recommendation (as defined in the Merger Agreement), (iii) by PCCT, if certain approvals of the stockholders of Spectaire, to the extent required under the Merger Agreement, are not obtained by the Company Stockholder Approval Deadline (as defined in the Merger Agreement), (iv) by either PCCT or Spectaire in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) has issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger, (b) if any of the closing conditions have not been satisfied or waived by May 1, 2023 (or by the Business Combination Deadline if the Extension Proposals are approved), or (c) in the event of certain uncured breaches by the other party.

Certain Related Agreements

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, PCCT, Perception Capital Partners II LLC, a Delaware limited liability company (the “Sponsor”), certain of PCCT’s directors and officers and certain stockholders of Spectaire will enter into an Amended and Restated Registration Rights Agreement, pursuant to which PCCT will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of PCCT Common Stock and other equity securities of PCCT that are held by the parties thereto from time to time.

Lock-Up Arrangements

The Merger Agreement contemplates that, at the Closing, PCCT will enter into lock-up agreements with (i) the Sponsor, (ii) certain of PCCT’s directors and officers and (iii) and certain stockholders of Spectaire, restricting the transfer of PCCT Common Stock, Acquiror Private Placement Warrants (as defined in the Merger Agreement) and any shares of PCCT Common Stock underlying the Acquiror Private Placement Warrants from and after the Closing. The restrictions under the lock-up agreements (1) with respect to the PCCT Common Stock, begin at the Closing and end on (a) in the case of the Sponsor and certain of PCCT’s directors and officers, the date that is 365 days after the Closing, or upon the price of PCCT Common Stock reaching $12.00 for any 20 trading days within a 30-trading day period commencing at least 150 days after the Closing, and (b) in the case of certain former stockholders of Spectaire, the date that is 180 days after the Closing, and (2) with respect to the Acquiror Private Placement Warrants and any shares of PCCT Common Stock underlying the Acquiror Private Placement Warrants, the date that is 30 days after the Closing.

Certain Related Agreements

Forward Purchase Agreement

On January 14, 2022, PCCT and Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”) and Meteora Select Trading Opportunities Master, LP (“MSTO” and, collectivelly with MSOF and MCP, the “Seller”), entered into an agreement (the “Forward Purchase Agreement”) for an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Transaction”). Pursuant to the terms of the Forward Purchase Agreement, Seller intends but is not obligated to purchase up to a maximum of 2,457,892 PCCT Class A Ordinary Shares from holders (other than PCCT or its affiliates) who have elected to redeem such shares in connection with the Business Combination. Purchases by Seller will be made through brokers in the open market after the redemption deadline in connection with the Business Combination at a price no higher than the redemption price to be paid by PCCT in connection with the Business Combination (the “Initial Price”). The Shares purchased by the Seller, other than the Share Consideration Shares (as defined below) are referred to herein as the “Recycled Shares.”

The Forward Purchase Agreement provides that not later than one local business day following the Closing (the “Prepayment Date”), PCCT will pay into an escrow account, out of funds held in the Trust Account, a cash amount (the “Prepayment Amount”) equal to the product of the number of Recycled Shares and the Initial Price, less an amount equal to 1% of the product of the number of Recycled Shares and the Initial Price (the “Shortfall Amount”). In addition to the Prepayment Amount, PCCT shall pay directly from the Trust Account on the Prepayment Date, an amount equal to the product of 150,000 PCCT Class A Ordinary Shares (the “Share Consideration Shares”) and the Initial Price. Seller has agreed to waive any redemption rights in connection with the Business Combination with respect to the Recycled Shares. Such waiver may reduce the number of PCCT Class A Ordinary Shares redeemed in connection with the Business Combination, which reduction could alter the perception of the potential strength of the Business Combination.

From time to time following the Closing and prior to the earliest to occur of (a) the first anniversary of the Closing (or, upon the mutual written agreement of PCCT and Seller, 18 months following the Closing) and (b) the date specified by Seller in a written notice to be delivered to PCCT at Seller’s discretion after the occurrence of a Seller Price Trigger Event or a Delisting Event (each as defined in the Forward Purchase Agreement) (in each case, the “Maturity Date”), Seller may, in its sole discretion, sell some or all of the Recycled Shares. On the last trading day of each calendar month following the Business Combination, in the event that Seller has sold any Recycled Shares (other than sales to recover the Shortfall Amount), an amount will be paid to PCCT from the escrow account equal to the product of the number of Recycled Shares sold multiplied by the Reset Price and to the Seller from the escrow account equal to the excess of the Initial Price over the Reset Price for each sold Recycled Share. The “Reset Price” shall be set on the first scheduled trading day of each month, commencing with the first calendar month following the Closing, to be the lowest of the (b) Initial Price and (c) volume weighted average price of the PCCT Common Stock during the last 10 trading days during the prior calendar month, but not lower than $7.50; provided that to the extent that PCCT offers and sells any PCCT Common Stock or securities convertible into PCCT Common Stock at a price lower than the existing Reset Price, the Reset Price shall be modified to equal such reduced price.

At the Maturity Date, an amount equal to the Initial Price for each Recycled Share that is still held by the Seller (the “Matured Shares”) shall be transferred to the Seller from the escrow account, and the Seller shall transfer the Matured Shares to PCCT. Additionally, at the Maturity Date, PCCT shall pay to the Seller an amount equal to $1.25 (or $1.75, if the Maturity Date has been extended by the mutual written agreement of PCCT and Seller) for each Matured Share, which may be paid in cash or in shares of PCCT Common Stock at the 10-day volume weighted average price of the PCCT Common Stock.

A break-up fee equal to (i) up to $50,000 of Seller’s reasonable and documented fees and expenses relating to the Forward Purchase Agreement plus (ii) $500,000 (the “Break-up Fee”), shall be payable by PCCT and Spectaire to Seller in the event that, prior to the Maturity Date, (x) the Forward Purchase Agreement is terminated by either PCCT or Spectaire (other than as a result of the termination of the Merger Agreement prior to the closing of the Business Combination) or (y) the PCCT Common Stock ceases to be listed on a national securities exchange or a Form 25 is filed with the U.S. Securities and Exchange Commission.

Sponsor Support Agreement

On January 16, 2023, PCCT entered into a Support Agreement (the “Sponsor Support Agreement”), by and among PCCT, the Sponsor, other holders of PCCT Class B Ordinary Shares and Spectaire, pursuant to which the Sponsor and each other holder of PCCT Class B Ordinary Shares agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

The Sponsor Support Agreement will terminate and be of no further force or effect upon the earliest of (i) the Expiration Time (as defined in the Sponsor Support Agreement), (ii) the liquidation of PCCT and (iii) the written agreement of PCCT, Sponsor and Spectaire.

The foregoing description of the Merger Agreement, Forward Purchase Agreement and Sponsor Support Agreement, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, Forward Purchase Agreement and Sponsor Support Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, Forward Purchase Agreement and Sponsor Support Agreement have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about PCCT or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, Forward Purchase Agreement and Sponsor Support Agreement and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, Forward Purchase Agreement and Sponsor Support Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, Forward Purchase Agreement and Sponsor Support Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, Forward Purchase Agreement and Sponsor Support Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, Forward Purchase Agreement and Sponsor Support Agreement, as applicable, which subsequent information may or may not be fully reflected in PCCT’s public disclosures.

Item 7.01 Regulation FD Disclosure

On January 17, 2023, PCCT and Spectaire issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of PCCT under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements about the parties’ ability to close the proposed Business Combination, including PCCT and Spectaire being able to receive all required regulatory, third-party and shareholder approvals for the proposed Business Combination; the anticipated benefits of the proposed Business Combination, including the potential amount of cash that may be available to the combined company upon consummation of the proposed Business Combination and the use of the net proceeds following the redemptions by PCCT public shareholders; the anticipated timing of the proposed Business Combination; Spectaire’s expectation that its common shares will be accepted for listing on the Nasdaq Stock Market following the closing of the proposed Business Combination; the financial and business performance of Spectaire; Spectaire’s anticipated results from operations in future periods; the products and services offered by Spectaire and the markets in which it operates; the impact of health epidemics, including the COVID-19 pandemic, on Spectaire’s business and the actions Spectaire may take in response thereto. In addition, any statements that refer to projections (including EBITDA and cash flow), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of PCCT and Spectaire, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: the future price of metals; the stability of the financial and capital markets; PCCT and Spectaire being able to receive all required regulatory, third-party, and shareholder approvals for the proposed Business Combination; the amount of redemptions by PCCT public shareholders; and other current estimates and assumptions regarding the proposed Business Combination and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by PCCT with the SEC and the following: the amount of any redemptions by existing holders of PCCT Class A ordinary shares being greater than expected, which may reduce the cash in trust available to Spectaire upon the consummation of the Business Combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against Spectaire or PCCT following announcement of the proposed Business Combination; the inability to complete the proposed Business Combination due to, among other things, the failure to obtain PCCT shareholder approval; the risk that the announcement and consummation of the proposed Business Combination disrupts Spectaire’s current plans; the ability to recognize the anticipated benefits of the proposed Business Combination; unexpected costs related to the proposed Business Combination; the risks that the consummation of the proposed Business Combination is substantially delayed or does not occur, including prior to the date on which PCCT is required to liquidate under the terms of its charter documents; Spectaire’s ability to operate as a going concern; Spectaire’s requirement of significant additional capital; Spectaire’s limited operating history; Spectaire’s history of losses; Spectaire’s ability to attract qualified management; Spectaire’s ability to adapt to rapid and significant technological change and respond to introductions of new products in order to remain competitive; Spectaire receives a significant portion of its revenues from a small number of customers and the loss of, or nonperformance by, one or more significant customers could adversely affect Spectaire’s business; Spectaire relies heavily on manufacturing operations to produce the products and the business could be adversely affected by disruptions of the manufacturing operation; Spectaire’s future growth depends on a single product; changes in governmental regulations may reduce demand for Spectaire’s products or increase Spectaire’s expenses; the effects of the COVID-19 pandemic or other global health crises on Spectaire’s business plans, financial condition and liquidity; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; potential future litigation; and Spectaire’s lack of insurance covering all of Spectaire’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Spectaire and PCCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Business Combination or other matters addressed herein and attributable to Spectaire, PCCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, Spectaire and PCCT undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed Business Combination, PCCT will file a proxy statement with the SEC to be distributed to holders of PCCT’s ordinary shares in connection with PCCT’s solicitation of proxies for the vote by PCCT’s shareholders with respect to the Business Combination and other matters as described in the proxy statement. After the proxy statement has been filed and reviewed by the SEC, PCCT will mail a definitive proxy statement, when available, to its shareholders. The proxy statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to PCCT’s shareholders in connection with the Proposed Business Combination. PCCT will also file other documents regarding the Proposed Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF PCCT ARE URGED TO READ THE PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by PCCT through the website maintained by the SEC at www.sec.gov. The documents filed by PCCT with the SEC also may be obtained by contacting PCCT at 315 Lake Street East, Suite 301, Wayzata, MN, or by calling (952) 456-5300.

Participants in Solicitation

Spectaire, PCCT and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from PCCT’s shareholders in connection with the Business Combination. A list of the names of such persons and information regarding their interests in the Business Combination will be contained in the definitive proxy statement when available. You may obtain free copies of these documents free of charge by directing a written request to Spectaire or PCCT. The definitive proxy statement will be mailed to PCCT’s shareholders as of a record date to be established for voting on the Business Combination when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 16, 2023, among Perception Capital Corp. II, Perception Spectaire Merger Sub Corp., and Spectaire Inc.

10.1

Forward Purchase Agreement, dated as of January 14, 2023, among Perception Capital Corp. II, Spectaire Inc. and Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP and Meteora Select Trading Opportunities Master, LP.

10.2	Sponsor Support Agreement, dated as of January 16, 2023, among Perception Capital Partners II LLC, certain of PCCT’s directors and officers, Perception Capital Corp. II and and Spectaire Inc.

99.1	Press Release, dated as of January 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perception Capital Corp. II
Date: January 17, 2023
	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer